UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

Switchback Energy Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5949 Sherry Lane, Suite 1010 Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

(214) 368-0821
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	SBE.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SBE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SBE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Legal Proceeding Regarding the Business Combination with ChargePoint, Inc.

As previously disclosed, on September 23, 2020, Switchback Energy Acquisition Corporation, a Delaware corporation (“Switchback”), Lightning Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Switchback (“Merger Sub”), and ChargePoint, Inc., a Delaware corporation (the “Company”), entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Switchback. On October 19, 2020, Switchback filed a registration statement on Form S-4 (File No. 333-249549) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Proposed Transactions. On January 8, 2021, the Registration Statement was declared effective by the SEC and Switchback filed a definitive proxy statement/prospectus/consent solicitation statement (the “definitive proxy statement/prospectus/consent solicitation statement”) for the solicitation of proxies in connection with a special meeting of Switchback’s stockholders to be held on February 11, 2021 to consider and vote on, among other proposals, a proposal to approve the Business Combination Agreement and the Proposed Transactions.

Following the initial filing of the Registration Statement, four purported Switchback stockholders filed separate complaints, including putative class action complaints, against Switchback and current members of the board of directors of Switchback (the “Switchback Board”). The four complaints (collectively, the “Complaints”) are captioned as follows: Bulsa v. Switchback Energy Acquisition Corporation, et al., Index No. 655800/2020 (Sup. Ct. N.Y. Cnty.) (Oct. 29, 2020), Bushansky v. Switchback Energy Acquisition Corporation, et al., Index No. 656119/2020 (Sup. Ct. N.Y. Cnty.) (Nov. 6, 2020), Ward v. Switchback Energy Acquisition Corporation, et al., Case No. 1:20-cv-10577 (S.D.N.Y.) (Dec. 15, 2020), Baker v. Switchback Energy Acquisition Corporation, et al., Index No. 657063/2020 (Sup. Ct. N.Y. Cnty.) (Dec. 16, 2020).

The Complaints allege, among other things, breach of fiduciary duty claims against the Switchback Board in connection with the Proposed Transaction. The Complaints also allege that the Registration Statement is materially misleading and/or omits material information concerning the Proposed Transactions in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Complaints generally seek injunctive relief, unspecified damages and awards of attorneys’ and experts’ fees, among other remedies.

It is possible that additional, similar complaints may be filed or the Complaints described above may be amended. If this occurs, Switchback does not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contains materially new or different allegations. Although Switchback cannot predict the outcome of or estimate the possible loss or range of loss from these matters, Switchback and the Switchback Board believe that the Complaints are without merit and intend to vigorously defend them.

Switchback believes no supplemental disclosures are required under applicable law; however, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, Switchback has determined to voluntarily supplement the definitive proxy statement/prospectus/consent solicitation statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Switchback specifically denies all allegations in the Complaints, including without limitation that any additional disclosure was or is required.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT

Switchback is providing additional information to its stockholders, as described in this Current Report on Form 8-K. These disclosures should be read in connection with the definitive proxy statement/prospectus/consent solicitation statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the definitive proxy statement/prospectus/consent solicitation statement, the information set forth herein shall supersede or supplement the information in the definitive proxy statement/prospectus/consent solicitation statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement/prospectus/consent solicitation statement and all page references are to pages in the definitive proxy statement/prospectus/consent solicitation statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Switchback makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):

The disclosure in the sixth paragraph on page 119 of the definitive proxy statement/prospectus/consent solicitation statement is hereby supplemented by amending and restating the paragraph to read as follows:

Between the closing of the IPO and early 2020, Switchback management considered consummating an initial business combination with potential acquisition targets in the oil and natural gas minerals and royalty interests business sector. Switchback management considered and evaluated more than 60 potential acquisition targets in such business sector and identified five potential acquisition targets with whom Switchback engaged in discussions regarding a potential business combination. Switchback entered into confidentiality agreements with four of the five potential acquisition targets (none of which contained standstill or “don’t ask, don’t waive” provisions). Switchback management stopped considering such potential acquisition targets in March 2020 due to changing economic conditions diminishing both the economic outlook of such potential transactions and the likelihood of approval thereof by Switchback’s stockholders.

The disclosure in the first partial paragraph on page 120 of the definitive proxy statement/prospectus/consent solicitation statement is hereby supplemented by amending and restating the first full sentence on page 120 to read as follows:

Of the more than 15 potential acquisition targets in these industries, Switchback entered into eight confidentiality agreements (none of which contained standstill or “don’t ask, don’t waive” provisions) and identified two potential acquisition targets other than ChargePoint with whom it continued further discussions.

The disclosure in the last paragraph on page 120 of the definitive proxy statement/prospectus/consent solicitation statement is hereby supplemented by amending and restating the paragraph to read as follows:

On June 7, 2020, Linse Capital, ChargePoint and Switchback entered into a non-disclosure agreement to facilitate more in-depth discussions between the parties regarding ChargePoint’s proposed Series H-1 Preferred Stock financing and the recent SPAC EV transactions, valuations of these recent transactions and the application of the same valuation framework to ChargePoint’s and Switchback’s respective structures, as well as to SPACs generally. The non-disclosure agreement did not contain standstill or “don’t ask, don’t waive” provisions. Shortly thereafter, Switchback was granted access to the Linse Capital electronic data room for ChargePoint’s proposed Series H-1 Preferred Stock financing, and Switchback began conducting diligence regarding ChargePoint.

The disclosure in the fourth paragraph on page 126 of the definitive proxy statement/prospectus/consent solicitation statement is hereby supplemented by amending and restating the paragraph to read as follows:

The factors considered by the Switchback Board included, but were not limited to, the following:

●	Market Opportunity. The Switchback Board noted that public markets have recently assigned premium values to companies associated with the adoption of EVs. The Switchback Board determined that ChargePoint has an opportunity to capture this public investor momentum in the energy technology space.

●	ChargePoint’s Capital-Light Business Model. The Switchback Board considered ChargePoint’s capital-light business model, which ChargePoint has created by selling individual organizations and businesses (“site hosts”) networked charging hardware, software subscriptions and associated support services. The parking spaces owned by ChargePoint’s site hosts are integrated into one network available to the driver in a mobile app.

●	ChargePoint’s Scale and Market Share. The Switchback Board noted that ChargePoint has created one of the world’s largest charging networks, and that ChargePoint operates in every segment, from commercial to fleet to residential. The Switchback Board considered ChargePoint’s existing customer base of more than 4,000 organizations and businesses and network of more than 115,000 public and private places to charge.

●	Attractive Valuation. In assessing the Business Combination, the Switchback Board reviewed a discounted future enterprise value analysis. This analysis applied 4x and 9x multiples—which were calculated based on a comparison to publicly available information concerning the ranges of enterprise value to revenue multiples of select comparable companies, as discussed in greater detail below—to the post-combination company’s projected 2026 Total Revenue of $2.1 billion for the fiscal year ending January 31, 2027 in the projections provided by Switchback management to the Switchback Board. This analysis calculates a future enterprise value range of $8.3 billion to $18.6 billion for the post-combination company. Applying a 15% annual discount rate for five annual periods to this future enterprise value range results in an enterprise value range of $4.1 billion to $9.3 billion for the post-combination company, representing a midpoint premium of approximately 180% as compared to the $2.4 billion enterprise value implied by the Business Combination. The Switchback Board also reviewed and considered valuations of select comparable companies as well as recent EV ecosystem SPACs, based on publicly available information and as discussed in greater detail below. The Switchback Board believed that these metrics, when compared to similar metrics based on the enterprise value of the post-combination company, supported its belief that the Business Combination presented an attractive business combination opportunity that is in the best interests of Switchback’s stockholders.

●	Compatibility of ChargePoint’s Technology. The Switchback Board considered the fact that ChargePoint’s technology charges all EVs — from passenger vehicles to delivery fleets — which reduces the necessity for ChargePoint to adapt its technology to certain EVs and which will enable ChargePoint to be highly competitive.

●	Operating History and Management Team. The Switchback Board considered the fact that ChargePoint has a 13-year operating history, which has enabled it to develop one of the largest charging networks in the world and build a strong management team, which is expected to remain with the post-combination company and seek to execute ChargePoint’s strategy.

●	Terms of the Business Combination Agreement. The Switchback Board reviewed the financial and other terms of the Business Combination Agreement and determined that they were the product of arm’s-length negotiations among the parties.

●	Independent Director Role. Switchback’s independent directors took an active role in guiding Switchback management as Switchback evaluated and negotiated the proposed terms of the Business Combination. Following an active and detailed evaluation, the Switchback Board’s independent directors unanimously approved, as members of the Switchback Board, the Business Combination Agreement and the Business Combination.

The disclosure on page 128 of the definitive proxy statement/prospectus/consent solicitation statement is hereby supplemented by adding the following after the first paragraph:

The Switchback Board also considered a comparable company analysis to assess the value that the public markets would likely ascribe to ChargePoint. Although none of the selected companies reviewed in this analysis were directly comparable to ChargePoint, the selected companies have businesses or business models, growth rates and margins similar to those of ChargePoint, have large total addressable markets, and are being propelled by trends in the EV or Environmental, Social and Governance arena similar to those supporting ChargePoint. The Switchback Board looked at several potentially comparable companies, including Tesla, Inc., which covers the spectrum of the EV ecosystem, Peloton Interactive, Inc. and Alarm.com Holdings, Inc., which are software-powered subscription based models and have recurring high-margin revenues driven by hardware sales and growing subscriber revenues, and Enphase Energy, Inc. and SolarEdge Technologies, Inc., which are solar technology companies that also have large total addressable markets and comparable margins and growth rates to those of ChargePoint.

The Switchback Board reviewed the current enterprise value of each selected company divided by each of projected 2021 year end revenue and projected 2021 year end EBITDA of such selected company, as set forth in the table below. These estimates were based on publicly available consensus research analysts’ estimates and other publicly available information, all as of September 21, 2020.

(CY2021 estimates)	EV/Revenue		EV/EBITDA
EV Ecosystem
Tesla, Inc.	11.8	x	69.6	x

Software Powered Solutions
Peloton Interactive, Inc.	6.1	x	*
Alarm.com Holdings, Inc.	4.5	x	23.0	x

Energy Technology
Enphase Energy, Inc.	8.1	x	31.3	x
SolarEdge Technologies, Inc.	5.3	x	24.9	x
Median	6.1	x	28.1	x

*	Not Meaningful

In addition, the Switchback Board reviewed a comparable company analysis of recent EV ecosystem SPACs, including Luminar Technologies, Inc., Velodyne Lidar, Inc., Nikola Corporation, Hyliion Holdings Corp., Canoo Inc., Lordstown Motors Corp. and Fisker Inc.

(CY2024 estimates)	EV/Revenue		EV/EBITDA
Recent EV Ecosystem SPACs
Luminar Technologies, Inc.	8.7	x	28.9	x
Velodyne Lidar, Inc.	5.8	x	26.5	x
Nikola Corporation	3.0	x	45.6	x
Hyliion Holdings Corp.	3.6	x	12.7	x
Canoo Inc.	1.6	x	11.9	x
Lordstown Motors Corp.	0.8	x	7.2	x
Fisker Inc.	0.4	x	1.9	x
Median	3.0	x	12.7	x

Among its considerations in determining whether to recommend the Business Combination to Switchback stockholders, the Switchback Board compared the EV/Revenue and EV/EBITDA multiples observed in these analyses to EV/Revenue and EV/EBITDA multiples of the post-combination company, assuming an enterprise value for the post-combination company of $2.4 billion as implied by the Business Combination and utilizing 2025 and 2026 revenue and EBITDA projections. The Switchback Board concluded that the multiples of the selected comparable companies discussed above compared favorably to the post-combination company’s multiples for 2025 and 2026, which are periods in which the post-combination company is expected be in a generally similar stage of its growth cycle to the select comparable companies in the periods for which their multiples are analyzed above:

	EV/Revenue		EV/EBITDA
Post-Combination Entity (estimate)
2025E	1.7	x	13.5	x
2026E	1.2	x	7.1	x

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Proposed Transactions, Switchback has filed the Registration Statement with the SEC, which includes a proxy statement/prospectus of Switchback and consent solicitation statement of the Company. The Registration Statement is now effective, and the definitive proxy statement/prospectus/consent solicitation statement has been mailed to the shareholders of Switchback and the Company along with other relevant documents. SHAREHOLDERS OF SWITCHBACK AND THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Shareholders are able to obtain free copies of the definitive proxy statement/prospectus/consent solicitation statement and other documents containing important information about Switchback and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Switchback and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Switchback in connection with the Proposed Transactions. The Company and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of Switchback is set forth in Switchback’s Annual Report on Form 10-K which was filed with the SEC on March 30, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials filed and to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and Switchback’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Switchback. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of Switchback or the Company is not obtained; the failure to realize the anticipated benefits of the Proposed Transactions; risks related to the rollout of the Company’s business and the timing of expected business milestones; the Company’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; the Company’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and the Company’s accounting staffing levels; the Company’s current dependence on sales of charging stations for most of its revenues; overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; potential adverse effects on the Company’s revenue and gross margins, if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by the Company; the effects of competition on the Company’s future business; risks related to the Company’s dependence on its intellectual property and the risk that the Company’s technology could have undetected defects or errors; the amount of redemption requests made by Switchback’s public stockholders; the ability of Switchback or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Transactions or in the future and those factors discussed in Switchback’s final prospectus dated July 25, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequently filed Quarterly Report on Form 10-Q and the definitive proxy statement/prospectus/consent solicitation statement, in each case, under the heading “Risk Factors,” and other documents of Switchback filed, or to be filed, with the SEC. If any of these risks materialize or Switchback’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Switchback nor the Company presently know or that Switchback and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Switchback’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. Switchback and the Company anticipate that subsequent events and developments will cause Switchback’s and the Company’s assessments to change. However, while Switchback and the Company may elect to update these forward-looking statements at some point in the future, Switchback and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Switchback’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact Switchback’s expectations and projections can be found in Switchback’s periodic filings with the SEC, including Switchback’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequently filed Quarterly Report on Form 10-Q, and the definitive proxy statement/prospectus/consent solicitation statement. Switchback’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021

SWITCHBACK ENERGY ACQUISITION CORPORATION

By:	/s/ Jim Mutrie
	Name:	Jim Mutrie
	Title:	Chief Commercial Officer, General Counsel and Secretary